Acquisition	12 Months Ended
Mar. 31, 2022
Asset Acquisition [Abstract]
ACQUISITION

NOTE 18 — ACQUISITION

On December 17, 2021, the Company, through UTime Trading, acquired a 51% of the controlling equity interest of Gesoper. Subsequently, on January 17, 2022, Gesoper acquired 85% economic equity interest in Firts, which were determined to be variable interest entities of which the Company is considered the primary beneficiary.

According to ASC 805, a primary beneficiary’s initial consolidation of a VIE whose assets and liabilities do not constitute a business is excluded from the scope of business combination. Accordingly, the Company applied ASC 810, Consolidation, for initial measurement and recognition of the net assets of acquired entities upon initial consolidation.

At of the date of acquisition, the fair value of net assets of Gesoper and Firts based on a third-party appraisal both was RMB0.02 million, of which RMB0.7 million and RMB0.5 million are the customer-related intangible assets, RMB0.7 million and RMB0.5 million are liabilities of amount due to potential investors and shareholders, respectively. The remaining assets and liabilities of both entities mainly consist of bank balances, other receivables, other payables and deferred tax liabilities. No gain or loss was generated as a result of the fair value of the consideration paid since it approximated the fair value of net assets acquired.

	Gesoper	Firts
	RMB	RMB
Cash and cash equivalents	4	23
Other receivables	65	6
Total current assets	69	29

Other payables and accrued liabilities	(782)	(459)
Total current liabilities	(782)	(459)

Customer relationship	729	446

Net assets acquired	16	16